SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant

[X]

Filed by a Party other than the Registrant

[_]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[_]

Confidential, For Use of the Commission Only  (As Permitted by Rule 14a-6(e)(2))

[x]

Definitive Proxy Statement

[_]

 Definitive Additional Materials

[_]

 Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ELGRANDE.COM, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

ELGRANDE.COM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 20, 2004

Vancouver

British Columbia, Canada

November 26, 2004

The Annual Meeting of Stockholders (the "Annual Meeting") of Elgrande.com, Inc., a Nevada corporation (the "Company"), will be held at the offices of the Company, 1450 Kootenay Street, Vancouver, BC, V5K 4R1,  on Monday, December 20, 2004, at 10:00 A.M. (Pacific Standard Time) for the following purposes:

1. To elect two directors to the Corporation's Board of Directors, each to hold office for a one-year term, and until his successor is elected and qualified or until his  earlier resignation or removal (Proposal No. 1);

2. To amend the Articles of Incorporation of the Company to change the name of the Company from Elgrande.com, Inc. to Elgrande International, Inc. (Proposal No. 2)

3. To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 20,000,000 (the number of authorized shares of Common Stock following the one-for-ten reverse split, effective August 11, 2003) to 500,000,000 (Proposal No. 3);

4. To amend the Articles of Incorporation of the Company to authorize a new class of 5,000,000 shares of preferred stock where the Board of Directors would have authority to issue one or more series of the preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors (Proposal No. 4);

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 22, 2004, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ Michael F. Holloran

President & Chief Executive Officer

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

Approximate Date of Mailing of this Proxy Statement:  November 26, 2004

ELGRANDE.COM, INC.

1450 Kootenay Street, Vancouver, B.C., Canada V5K 4R1

PROXY STATEMENT

Annual Meeting of Stockholders to be Held December 20, 2004

This Proxy Statement is being furnished by Elgrande.com, Inc., a Nevada corporation ("Elgrande" or the "Company"), to holders of its common stock of record November 22, 2004 (the "Record Date") in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company, 1450 Kootenay Street, Vancouver, BC, V5K 4R1 on December 20, 2004, at 10:00 A.M. (Pacific Standard Time), and any adjournment or postponement thereof.

At such meeting, stockholders will consider and act upon proposals (1) to elect two directors and to amend the Company's Articles of Incorporation to (2) change the name of the Company from Elgrande.com, Inc. to Elgrande International, Inc., (3) increase the number of shares of authorized Common Stock of the Company (“Common Stock”) from 20,000,000 shares (the number of authorized shares of Common Stock following the one-for-ten reverse split, effective August 11, 2003) to 500,000,000 shares, and (4) authorize a new class of 5,000,000 shares of preferred stock where the Board of Directors would have authority to issue one or more series of the preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors.

The amendments to the Company's Certificate of Incorporation (the "Certificate of Amendment") are more fully described below, and a copy of the Certificate of Amendment is attached as Appendix A. Stockholders of the Company should consider carefully the matters discussed in this Proxy Statement before casting their vote.

You are entitled to vote at the Annual Meeting if you owned shares of Elgrande's Common Stock as of the close of business on the Record Date, November 22, 2004. You will be entitled to cast one vote for each share of Common Stock that you owned as of that time. As of that date, we had 18,463,675 shares of Common Stock outstanding.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Annual Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Annual Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about November 26, 2004.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows.

As to Proposal No. 1, those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote.

Proposal No. 2, approval of an amendment to the Company's Articles of Incorporation  to change the name of the Company from Elgrande.com, Inc. to Elgrande International, Inc. requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

Proposal No. 3, approval of an amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 20,000,000 to 500,000,000, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

Proposal No. 4, approval of an amendment of the Articles of Incorporation of the Company to authorize a new class of 5,000,000 shares of preferred stock, where the Board of Directors would have authority to issue one or more series of the preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

BACKGROUND TO THE MEETING

Annual Report; Financial Information

         A copy of the Company's 2004 Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission on August 31, 2004, is attached as Appendix B.

MATTERS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect two (2) directors to serve one year terms or until their respective successors are elected and qualified.

In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, a substitute nominee may be designated by the present Board or the stockholders to fill such vacancy, or the size of the Board may be reduced in accordance with the By-Laws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the two nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Nominees

Name

Age

Position

Michael  F.  Holloran

57

President, CEO and Director

Murat Erbatur

54

Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

MICHAEL F. HOLLORAN, PRESIDENT AND CEO

Michael Holloran was elected a director effective August of 2000 and accepted the position of President & CEO of Elgrande on August 4, 2000. He brings to Elgrande a wealth of senior management experience spanning 28 years, including 22 years with the Beak International Group and long-term involvement spearheading strategic corporate expansion into key international markets, primarily within Southeast Asia. He has served as a technical advisor to the Asian Development Bank, the governments of Indonesia, Malaysia and the Philippines. He holds outside Directorships, Advisory Board and committee memberships at several prominent North American institutions. He has a Masters of Chemical Engineering degree from McMaster University, a Bachelor of Science (Honors) degree in Applied Mathematics and Chemistry from the University of Waterloo and a Management Studies diploma from Sheridan College.

MURAT ERBATUR, DIRECTOR

Murat F. Erbatur founded and is President and CEO of MCM Integrated Technologies Ltd and ScanTech Imaging Corp. MCM is one of the leading providers of information technology products and services. ScanTech Imaging Corp. is the market leader in fillable and linkable forms for the mutual fund industry. Mr. Erbatur has spent most of his 32-year professional career in computers and their applications in technical and business environments. His career includes 11 years with Swan Wooster Engineering, three years as Vice President of Engineering Software Development Corp, two years as Director of Marketing with REBIS Industrial Work Group Software and six years with Simons International as Manager, Computer Applications.  Mr. Erbatur received a B.Sc. degree in Civil Engineering from Robert College (Istanbul, Turkey) in 1972 and a Masters degree in Engineering from University of British Columbia in 1973.

Mr. Erbatur was elected to our Board of Directors on January 14, 2004, to fill a vacancy in the Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our directors are elected by the stockholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.  There are currently     two vacancies on our board of directors.

During the fiscal year ended May 31, 2004, the Board of Directors of the Company held eighteen (18) meetings. No director nominated for election at the Annual Meeting attended fewer than 100% of the total number of meetings of the Board of Directors during the last fiscal year.

Although the Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee, and there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Michael F. Holloran, Chief Executive Officer, at the Company's address set forth above.

We do not have an audit committee, although we intend to establish such a committee, with an independent “financial expert” member as defined in the rules of the Securities and Exchange Commission.

We are reviewing a proposed corporate code of conduct, which would provide for internal procedures concerning the reporting and disclosure of corporate matters that are material to our business and to our stockholders.  The corporate code of conduct would include a code of ethics for our officers and employees as to workplace conduct, dealings with customers, compliance with laws, improper payments, conflicts of interest, insider trading, company confidential information, and behavior with honesty and integrity.

There are no family relationships between any of our executive officers and/or directors.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with our Board of Directors by writing directly to the Board of Directors or to Michael F. Holloran, Chief Executive Officer, at the Company’s address set forth above.  Our corporate officer will deliver stockholder communications to the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

We believe that during the fiscal year ended May 31, 2004, Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were satisfied, except as set forth below.

Number

Transactions

Known Failures

Of late

 Not Timely

To File a

Name and principal position

Reports

Reported

Required Form

-------------------------------------

------------

-------------------

---------------------

Michael F. Holloran

     4

4

            0

Thomas A. Simons

     4

4

            0

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the annual compensation for services in all capacities to us for the years ended May 31, 2004 and May 31, 2003:

SUMMARY COMPENSATION TABLE

                              Summary Compensation Table

----------------------------------------------------------------------------------------------------

                    Long-Term Compensation

                    Annual  Compensation                                  Awards           Payouts

----------------------------------------------------------------  ----------------------  ----------

(a)                (b)       (c)       (d)       (e)       (f)          (g)          (h)       (i)

Name                                             Other     Restricted   Securities

and                                              Annual    Stock        Underlying   LTIP      All

Other

Principal          Year      Salary    Bonus     Comp.     Awards       Options/     Payouts   Comp.

Position                       ($)       ($)       ($)       ($)         SARs(#)        ($)      ($)

----------------   ----      ------    -----    -------   ----------    ----------   -------   -----

Michael F.

Holloran(1)        2004      $20,396                       $ 58,731

                   2003      $12,495                       $107,505

(1)    Mr. Holloran's annual contract amount of $120,000 is paid in  combination of cash and stock.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

No options/SARs were granted in the fiscal year ended May 31, 2004.

We have three Stock Option Plans. The 1998 Directors and Officers Stock Option Plan was adopted on September 23, 1998 and the 1999 Stock Option Plan was adopted on June 11, 1999. The purpose of the Plans is to advance the business and development of the Company and its shareholders by affording to our employees, directors and officers the opportunity to acquire a proprietary interest in the Company by the grant of Options to such persons under the Plan's terms. The 1998 Plan reserved 1,000,000 shares for grant or issuance upon the exercise of options granted under the plan. The 1999 Plan reserved 5,000,000 shares for grant or issuance upon the exercise of options granted under the plan. On January 11, 2002, the Board of Directors adopted the 2001 Stock Option Plan pursuant to which 3,000,000 shares are reserved for issuance to management and consultants.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

No officer or Director exercised any options in the fiscal year ended May 31, 2004.

LONG TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

We have not otherwise awarded any stock options, stock appreciation rights or other form of derivative security or common stock or cash bonuses to our executive officers and directors.

COMPENSATION OF DIRECTORS

The members of our Board of Directors are reimbursed for actual expenses incurred in attending Board meetings.

EMPLOYMENT CONTRACTS

Our current CEO and President, Michael F. Holloran, is party to a consulting contract at a salary of $120,000 per annum.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of November 3, 2004, information concerning the beneficial ownership of the our Common Stock by (i) each person who is known by us to own beneficially more than 5% of our Common Stock, (ii) each of our directors and officers, and (iii) all of our directors and executive officers as a group.

Title of

Name and Address

Amount and Nature

% of

Class

of Beneficial Owner

of Beneficial Ownership(1)

Class

-------------

------------------------------------

-----------------------------------

-------

Common

Michael F. Holloran (1)

 2,085,117     Direct

12.2%

Stock

c/o 1450 Kootenay St.

Vancouver, B.C. V5K 4R1

Thomas A. Simons

4,335,864     Direct

25.5%

3685 Cameron Street

Vancouver, B.C. V6R 1A1

All officers and directors

as a Group (1 persons)             2,085,117

12.2%

 (1) Mr. Holloran holds presently exercisable options to purchase 500,000 shares, at an exercise price of $0.10 per share, expiring July 2006.

CHANGES IN CONTROL

There are no arrangements that may result in a change in control of the Company.

TRANSACTIONS WITH MANAGEMENT

Our By-Laws include a provision regarding related party transactions which requires that each participant to such transaction identify all direct and indirect interests to be derived as a result of the Company's entering into the related transaction. A majority of the disinterested members of the board of directors must approve any related party transaction. We have an employment contract with Michael F. Holloran, our Chairman and CEO, providing for annual compensation of $120,000, and expiring on January 31, 2005.

The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL

NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

AMENDMENT OF THE ARTICLES OF INCORPORATION TO

CHANGE OF NAME OF THE COMPANY FROM ELGRANDE.COM, INC. TO

ELGRANDE INTERNATIONAL, INC.

We are proposing to change the name of the Company to Elgrande International, Inc. We commenced business operations in 1999 as an e-commerce company selling books, music and videos, and “Elgrande.com” was an accurate name to describe our business.  However, in 2002 we commenced operations of our new wholesale division, specializing in designing, sourcing, importing, marketing and distributing products in the giftware, home décor and artware sectors. Our current business involves imports and resales of products manufactured internationally. We no longer sell books, music and videos on the internet, and the “.com” part of our current name is no longer appears to be appropriate.

Therefore, management believes that the new proposed name for the Company “Elgrande International, Inc.” is desirable, in that it more accurately reflects our current international business operations.

The vote required for approval of the Proposal to amend the Articles of Incorporation to change the name of the Company is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

PROPOSAL NO. 3

AMENDMENT OF ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors proposes to amend Elgrande's Articles of Incorporation to  increase the Company's authorized common stock from 20,000,000 shares (the number of authorized shares of Common Stock following the one-for-ten reverse split, effective August 11, 2003) to 500,000,000 shares.

When the Board of Directors decreased the number of outstanding shares of Common Stock effective on August 11, 2003, under the Nevada corporate law, the number of our authorized shares of that class was decreased in the same ratio.  Therefore, the August 11, 2003 reverse split that decreased the outstanding Common Stock on a 10-for-1 basis had the effect of decreasing the Company’s authorized common stock in the same ratio, i.e., from 200,000,000 shares authorized to 20,000,000 shares.

As of November 3, 2004, we have 17,030,621 shares of Common Stock outstanding, 283,269 shares reserved for issuance upon the exercise of presently outstanding options, and only 2,969,379 shares of Common Stock available for new issuances. We have approximately 684,000 shares reserved in escrow for a possible financing.

Unless the number of authorized shares is increased, the Company may not have sufficient authorized shares for issuance in connection with additional financings, acquisitions, employee options, and other corporate purposes. Accordingly, we are proposing that the Company's authorized common stock be increased to 500,000,000 shares, par value $.001 per share. The Board of Directors recommends the proposed increase to insure that a sufficient number of authorized and unissued shares are available (i) to be available to raise additional capital through other sources for the Company's operations, (ii) to be available for possible acquisitions, as to which we have no arrangements or understandings at the present,  and (iii) to make options and shares available for employees, future non-employee directors, and consultants as an incentive for services to the Company pursuant to the Company’s 2003 Stock Option Plan or otherwise.

We do not presently have any specific plans or arrangements relating to the issuance of any of the shares proposed to be authorized. Such shares would be available for issuance by the Board of Directors without further action by the stockholders. Although shares may be issued only for consideration deemed adequate under Nevada law, issuance could have a dilutive effect on existing stockholders, reducing the percentage of Elgrande's outstanding shares represented by those held by such existing stockholders. Neither the presently authorized shares nor the additional shares that would be authorized by the proposed amendment have preemptive rights.

The vote required for approval of the Proposal to amend the Articles of Incorporation to increase the authorized common stock  is the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

PROPOSAL NO. 4

AMENDMENT OF ARTICLES OF INCORPORATION

TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK

We believe that the ability of our Board of Directors to issue shares of preferred stock could be useful in connection with certain types of venture capital financing, acquisitions, and other corporate transactions. We are therefore proposing that the Company's Articles of Incorporation be amended to authorize a new class of 5,000,000 shares of preferred stock where the Board of Directors would have authority to issue one or more series of the preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, special rights and preferences may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. The Board has no present intentions or plans relating to the issuance of preferred stock.

The vote required for approval of the Proposal to amend the Articles of Incorporation to authorize a new class of preferred stock is the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK.

The Board of Directors has unanimously approved the above Amendments to our Articles of Incorporation and recommended that the Amendments be submitted to the stockholders of the Company for approval.

If these proposals are approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation changing the name of the Company, increasing the number of authorized shares of common stock and authorizing a new class of preferred stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend the Company's Articles of Incorporation and would be in the form of the Certificate of Amendment attached hereto as Appendix A.

INDEPENDENT AUDITORS

Williams & Webster PS have been appointed by the Board to serve as the Company's independent auditors for the fiscal year ending May 31, 2004, and thereafter. Williams & Webster PS have no interest, financial or otherwise, in the Company. A representative of Williams & Webster is not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditors for the last two years were as follows:

2003-$23,782; and 2004-$25,000.

Audit related fees

Audit related fees were $15,127 for 2003 and $15,400 for 2004.

Tax fees

For 2004, fees for tax compliance, tax advice and tax planning were $-0-; such fees were $-0- for 2003.

All other fees

There were no other fees billed by our independent auditors for 2004 and 2003.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Michael F. Holloran, Chief Executive Officer, at the Company’s offices, 1450 Kootenay Street, Vancouver, B.C., Canada V5K 4R1, on or before  September 15, 2005.

APPENDIX B- FORM 10-KSB

The Company's 2004 Form 10-KSB containing all financial statements is attached to this Proxy Statement as Appendix B.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT AND THE APPENDICES HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO MS. AUDRA YAP, ELGRANDE.COM, INC., 1450 KOOTENAY STREET, VANCOUVER, B.C., CANADA V5K 4RL, TELEPHONE NUMBER (604) 689-0808. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY  DECEMBER 10, 2004.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented.  Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ MICHAEL F. HOLLORAN

MICHAEL F. HOLLORAN, PRESIDENT AND

CHIEF EXECUTIVE OFFICER

Vancouver, British Columbia

November 26, 2004

FORM OF PROXY

PROXY FOR ANNUAL MEETING OF

ELGRANDE.COM, INC.

1450 Kootenay Street, Vancouver, B.C. Canada V5K 4R1

(604) 689-0808

SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF

ELGRANDE.COM, INC.

THE UNDERSIGNED hereby appoint(s) Michael F. Holloran and Murat Erbatur, or either of them, with full power of substitution, to vote at the Annual Meeting of Stockholders of Elgrande.com, Inc., a Nevada corporation (the "Company"), to be held on December 20, 2004, at 10:00 A.M., Pacific Standard Time, at the offices of the Company, 1450 Kootenay Street, Vancouver, B.C., Canada V5K 4R1, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1):         ELECT DIRECTORS.

          Michael F. Holloran

          Murat Erbatur

(    )   For All Nominees Listed Above                        (    )  Withhold Authority to Vote

         (except as marked to the contrary below)                     for All Nominees Listed Above

         ------------------------------------------------------------------------------------------

                (To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2):

APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

TO CHANGE NAME OF COMPANY TO ELGRANDE INTERNATIONAL, INC.

(    )   For                   (    ) Against                     (    ) Abstain

PROPOSAL (3):

APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

TO INCREASE AUTHORIZED COMMON STOCK.

(    )   For                   (    ) Against                     (    ) Abstain

PROPOSAL (4):

APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

TO AUTHORIZE NEW CLASS OF PREFERRED STOCK.

(    )   For                   (    ) Against                     (    ) Abstain

PROPOSAL (5):

TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE

 MEETING.

(    )   In their discretion, the proxy-holders are               (    )   Withhold Authority

authorized to vote upon such other business

as may properly come before the meeting or

any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

                                             Please sign, date and promptly

                                             return this Proxy in the enclosed

                                             envelope.

----------------------------------                    ------------------------

Signature                                             Date

----------------------------------                    ------------------------

Signature                                             Date

Appendix A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 – After issuance of Stock)

1. Name of corporation: Elgrande.com, Inc.

2. The articles have been amended as follows:

Article ONE of the Articles of Incorporation of this corporation is deleted in its entirety and the following is substituted therefor:

 “ONE

The name of this corporation is Elgrande International, Inc.”

Article SIX of the Articles of Incorporation of this corporation is deleted in its entirety and the following is substituted therefor:

" SIX

(a) This corporation shall have authority to issue a total of Five Hundred  and Five Million (755,000,000) shares, of which Five Hundred Million (500,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock").

(b) Shares of the Preferred Stock may be issued from time to time in series, and the Board of Directors is authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and rights, preferences and limitations of each series and the variations and relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors with respect to each series shall include, but shall not be limited to, the authority to determine the following:

(i) the designation of such series;

(ii) the number of shares initially constituting such series and any increase or decrease (to a number not less than the number of outstanding shares of such series) of the number of shares constituting such series theretofore fixed;

(iii) the rate or rates at which dividends on the shares of such series shall be paid, including, without limitation, any methods or procedures for determining such rate or rates, and the conditions on, and the times of, the payment of such dividends, the preference or relation that such dividends shall bear to the dividends payable on any other class or series of stock of this corporation, and whether or not such dividends shall be cumulative and, if so, the date or dates from and after which they shall accumulate;

(iv) whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including, without limitation, the date or dates on or after which such shares shall be redeemable and the amount per share that shall be payable on such redemption, which amount may vary under different conditions and at different redemption dates;

(v) the rights to which the holders of the shares of such series shall be entitled on the voluntary or involuntary liquidation, dissolution or winding up or on any distribution of the assets, of this corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event;

(vi) whether or not the shares of such series shall have voting rights in addition to the voting rights provided by law and, if so, the terms and conditions thereof, including, without limitation, the right of the holders of such shares to vote as a separate class, either alone or with the holders of shares of one or more other series of the Preferred Stock and the right to have more than one vote per share;

(vii) whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series and, if so, the terms and conditions thereof;

(viii) whether or not the shares of such series shall be convertible into, or changeable for, shares of any other class or series of the same or any other class of stock of this corporation and, if so, the terms and conditions of conversion or exchange, including, without limitation, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price; and

(ix) any other relative rights, preferences and limitations.

All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which this corporation may now or hereafter be authorized to issue.

This corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of this corporation's Common Stock shall not possess cumulative voting rights at any stockholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: __________ shares voted in favor of the amendment out of _____________ shares outstanding and entitled to vote.

4. Officer Signature:

________________________________________________________

Michael F. Holloran, President and Chief Executive Officer

Appendix B

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 10-KSB

[x]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

     For the fiscal year ended May 31, 2004

[ ]  TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

                               ELGRANDE.COM, INC.

                               ------------------

                 (Name of small business issuer in its Charter)

             Nevada                                    88-0409024

-----------------------------------                --------------------

(State or other jurisdiction of                     (I.R.S. Employer

Incorporation or organization)                     Identification No.)

150 Kootenay Street, Vancouver, B.C., Canada V5K 4R1

(Address of principal executive offices)

                     Issuer's telephone number: 604-689-0808

Securities registered under Section 12(b) of the Exchange Act:

                                      NONE

Securities registered under Section 12(g) of the Exchange Act:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE

                                (Title of Class)

     Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

The issuer had revenues of $1,080,907 for the fiscal year ended May 31, 2004.

The aggregate market value of the Common Stock held by non-affiliates (based upon the last reported price on the bid-ask average on the OTC Bulletin Board) on August 24, 2004 was approximately $960,040. As of August 24, 2004, there were 13,714,857 shares of Common Stock outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE

                               See exhibit table.

                           FORWARD LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on the Company's current expectations as to future events. In the light of the uncertainties in the potential markets for the Company's planned products, the forward-looking events and circumstances discussed in this document might not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

                                     PART I

ITEM  1.     DESCRIPTION OF BUSINESS

GENERAL

Elgrande.com, Inc.  ("Elgrande", the "Company", "we" or "us") specializes in designing, sourcing, importing, marketing and distributing products for the North American giftware, and home décor sectors. The Company’s wholesale distribution division European Sources Direct (ESD) sources product from small and mid-sized European based “export ready” manufacturers and sells to 700 customers with over 1,100 retail locations that include independent retailers and national key accounts. Sales are achieved through a network of 12 sales agencies, 10 show rooms and 120 professional sales representatives.

In addition to representing established product lines Elgrande actively works with selected artists and manufacturers to design and produce limited edition products for sale through ESD’s customer base. The ability to bring limited edition products into established markets places Elgrande in a leading edge position to stay ahead of the market curve. Elgrande currently represents products produced by Walther-Glas (Germany), Almas d’Areosa Ceramicas (Portugal), Traxon Industries (Germany) and Mateus Stock AB (Sweden), and is working with Glassbor s.r.o. (Czech Republic) to produce a line of limited edition glasses. The Company’s products are presented on-line at www.Elgrande.com and www.EuropeanSourcesDirect.com.

Elgrande launched European Sources Direct in September 2002. Representation agreements have been signed with sales agencies in Atlanta, Chicago, Dallas, Delaware, Denver, High Point, Kansas, Los Angeles, Montreal, New York City, San Francisco, and Seattle. The agency sales territories cover over 90 percent of the US and Canadian populations. The Company’s products are displayed in sales agency showrooms in Atlanta, Chicago, Dallas, Denver, High Point, Kansas, Los Angeles, NYC, San Francisco, and Seattle. The Company’s offices and warehouse are located in Vancouver, British Columbia, Canada.

RISK FACTORS

In evaluating us, the following risk factors should be carefully considered.

Risks Factors Associated with the Company

WE HAVE ONLY A LIMITED OPERATING HISTORY

We were founded in April 1998 and began operating our Elgrande.com web site on June 2, 1999. That web site was subsequently terminated. We opened the Shopengine.net web site in November of 2001. We commenced operation of our wholesale business in January 2003. Accordingly, we have a limited operating history on which to base an evaluation of our business and prospects.  Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets such as online commerce.

To address these risks, we must, among other things, increase our supplier and customer base, implement and successfully execute our business and marketing strategy, continue to develop and upgrade our technology and transaction-processing systems, provide superior customer service and order fulfillment, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so could have a material adverse effect on our business, prospects, financial condition and results of operations.

Through the early stages of development and until our wholesale business is fully deployed, expenses will exceed revenues generated. We expect to use funding options to offset operating losses. If such net proceeds, together with cash generated by operations, are insufficient to fund future operating losses, we will be required to raise additional funds. There can be no assurance that such financing will be available in amounts or on terms acceptable to us, if at all.

WE WILL BE REQUIRED TO RAISE SUBSTANTIAL AMOUNTS OF CAPITAL

We will be required to raise substantial amounts of capital to continue development and commercialization of our wholesale business, and there is no assurance that we will be able to raise this additional required capital.

OUR FUTURE REVENUES ARE UNPREDICTABLE

As a result of our limited operating history and the emerging nature of the markets in which we compete, we are unable to accurately forecast its revenues.  Our current and future expense levels are based largely on our investment plans. Operating results will, to a large measure, depend on the volume and timing of orders the ability to support orders. We will be substantially dependent on raising equity capital for the foreseeable future and, without access to additional equity capital, we may be forced to cease business operations.

OUR SYSTEMS MAY FAIL

Our success largely depends on the efficient and uninterrupted operation of our computer and communications hardware systems. Our systems and operations are vulnerable to damage or interruption from fire, flood, power loss, telecommunications failure, break-ins, earthquake and similar events.

We do not presently have redundant systems and do not carry business interruption insurance to compensate for losses that may occur as a consequence of complete system failure. Despite the implementation of network security measures, our servers are vulnerable to computer viruses, electronic break-ins and similar disruptions, which could lead to interruptions, delays, and loss of data or the temporary inability to accept and fulfill orders. The occurrence of any of the foregoing risks could have a material adverse effect on our business, prospects, financial condition and results of operations.

MANAGEMENT OF FUTURE OPERATIONS

There can be no assurance that our current and planned personnel, systems, procedures and controls will be adequate to support our future operations or that management will be able to hire, train, retain, motivate and manage required personnel.

WE ARE SUBJECT TO RISKS OF INTERNATIONAL BUSINESS

There are inherent risks of conducting business internationally. Language barriers, foreign laws and customs and duties issues all have a potential negative effect on our ability to transact business with citizens of foreign countries. We may be subject to the jurisdiction of the government and/or private litigants in foreign countries where we transact business, and we may be forced to expend funds to contest legal matters in those countries in disputes with those governments or with customers or suppliers.

Risk  Factor  Associated  with  the  Industry

DEPENDENCE ON ACCEPTANCE OF PRODUCT IN THE WHOLESALE MARKET

The Company's future growth and success will substantially depend on its success in introducing and selling product in the North American giftware and home décor wholesale markets. While the Company has enjoyed strong initial success, there is no guarantee that it can continue to source and introduce new products that have strong market appeal and sufficient margins and sales to support and grow the business. The resources required to support product development are not insignificant and their availability will depend on the ongoing success of the business. There can be no guarantee or assurance that the Company will be able to sustain this activity or that the activity will provide the products necessary to advance the Company.

EMPLOYEES

We currently have seventeen employees, consisting of one V.P. of Sales, one Controller, one Product Development coordinator, four sales staff, five administrative clerks, three warehouse handlers, one network administrator, one database manager, and two consultants, consisting of the President and the warehouse consultant. We plan to hire additional employees to support our wholesale program as the need arises.

ITEM  2.     PROPERTIES

Our executive headquarters is located at 1450 Kootenay Street Vancouver, B.C. We have entered into a lease for our premises of approximately 5,400 square feet, with a term commencing August 1, 2003 and expiring on July 31, 2006. The lease provides for a base rent of $3,300 per month. Pursuant to the lease, we are also responsible for additional rent for building operating costs. We believe that the premises are adequately insured.

ITEM  3.     LEGAL PROCEEDINGS

We are not currently involved in any litigation, nor do we know of any threatened litigation against us that would have a material effect on our financial condition.

ITEM  4.     SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

None.

                                     PART II

ITEM  5.     MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Our Common Stock has traded on the OTC Bulletin Board since October 5, 1999. Over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions. Prior to August 11, 2003 our trading symbol was “EGND”.  Effective August 11, 2003, we implemented a 10-for-1 reverse split of our common stock. The new trading symbol effective August 11, 2003 is “EGDE”. The following sets forth the range of high and low bid information for the quarterly periods indicated of our last two fiscal years as reported by the National Quotation Bureau:

                                          BID

                               --------------------------

                                    LOW          HIGH

                               ------------  ------------

2003

----

First Quarter                      $0.01        $0.05

Second Quarter                     $0.01        $0.07

Third Quarter                      $0.02        $0.06

Fourth Quarter                     $0.01        $0.03

2004

----

First Quarter                      $0.01        $0.13

Second Quarter                     $0.20        $0.55

Third Quarter                      $0.11        $0.41

Fourth Quarter                     $0.13        $0.40

Securities Authorized for Issuance under Equity Compensation Plans

     The following table sets forth information with respect to our common stock issued and available to be issued under outstanding options, warrants and rights.

                      A                  b                  c

Plan category         Number of          Weighted-average   Number of

                      securities to be   exercise price of  securities

                      issued upon        outstanding        remaining

                      exercise of        options, warrants  available for

                      outstanding        and rights         future issuance

                      options, warrants                     under equity

                      and rights                            compensation plans

--------------------  -----------------  -----------------  ------------------

Equity                       NA                  NA                NA

compensation plans

approved by

security holders

--------------------  -----------------  -----------------  ------------------

Equity                   2,521,000            $0.83              4,674,172

compensation plans

not approved by

security holders

--------------------  -----------------  -----------------  ------------------

Total                    2,521,000            $0.83              4,674,172

HOLDERS

As of August 24, 2004, the number of holders of record of shares of common stock, excluding the number of beneficial owners whose securities are held in street name, was approximately 167.

DIVIDEND POLICY

We do not anticipate paying any cash dividends on our common stock in the foreseeable future because we intend to retain our earnings to finance the expansion of our business. Thereafter, declaration of dividends will be determined by the Board of Directors in light of conditions then existing, including without limitation our financial condition, capital requirements and business condition.

RECENT SALES OF UNREGISTERED SECURITIES

The following table sets for the information with respect to all securities of the Company sold in its fiscal years ended May 31, 2003 and 2004, without registration of the securities under the Securities Act of 1933. The information includes the names of purchasers, date of issue, number of shares issued or shares into which warrants are convertible, the exercise price and expiration date of warrants, and the consideration received by the Company for the issuance of the shares or warrants. The securities so sold are believed by the Company to be exempt from registration under either Regulation S or Rule 506 under the Securities Act of 1933.

Number of

               Shares

                                                      Purchase or     Purchased

                                                      Exercise Price  Purchasable    Expiration

                                         Type of      (USD            Upon Exercise  Date(WTS) or

Name                   Date of Issue     Security     Per Share)      or Conversion  Duedate(DEB)

---------------------  -------------     -----------  --------------  -------------  ------------

M. Morford                     2/02      Common Stock     0.026          357,692

M. Morford                     4/02      Common Stock     0.06            66,666

D P Martin & Assoc             3/02      Common Stock     0.070        1,000,000

S. Jackson                     3/02      Common Stock     0.045        1,111,111

Charles Van Musscher           4/02      Common Stock     0.040          250,000

Jennifer Morford               5/02      Common Stock     0.025          384,615

Stockreporter Ltd.             5/02      Common Stock     0.060          650,000

Ernest Perich                  5/02      Common Stock     0.065          461,538

Maureen Morford                7/02      Common Stock     0.032          424,358

Carol Murphy                   8/03      Common Stock     0.0414          74,517

Robert Issac                   8/03      Common Stock     0.0414          74,517

T. Simons                      9/03      Common Stock     0.38         2,282,486

Dataway Systems                9/03      Common Stock     0.30            31,400

S. Jackson                     9/03      Common Stock     0.30           167,000

M. Holloran                    9/03      Common Stock     0.18         1,014,616

Fisherman’s Wharf Market       9/03      Common Stock     0.30            83,333

C. Goddard                     9/03      Common Stock     0.30            25,000

Nicholas Moore                12/03      Common Stock     0.50            35,000

Maggie Ramsay                 12/03      Common Stock     0.20            11,344

Miggs Consulting              12/03      Common Stock     0.40             8,066

Glen Boehm                    12/03      Common Stock     0.22            29,162

T. Simons                      1/04      Common Stock     0.30           947,917

Perich & Partners              1/04      Common Stock     0.22            45,813

T. Simons                      2/04      Common Stock     0.28           681,101

M. Holloran                    2/04      Common Stock     0.23            83,912

G. Madeya                      3/04      Common Stock     0.10           100,000

M. Langert                     3/04      Common Stock     0.10           100,000

V.  Davidson                   2/02         Debenture                    500,000       Feb, 2005

M.  Holloran                   9/02         Debenture                    830,414       Sept, 2004

M.  Holloran                  11/03         Debenture                  2,310,871       Jun, 2005

(1) Stock equivalent upon debenture conversion as at closing price on August 24, 2004 ($0.07).

ITEM 6.     MANAGEMENT'S DISCUSSION AND ANALYSIS

Cautionary Statement Regarding Forward-Looking Statements

This  annual  report  contains  forward-looking  statements  as that term is defined  in  the  Private  Securities  Litigation  Reform  Act  of 1995.  These statements relate to future events or our future financial performance.  Some discussions in this report may contain forward-looking statements that involve risk and uncertainty. A number  of  important  factors  could  cause our actual results  to  differ  materially  from  those  expressed  in any forward-looking statements  made  by  us in this report. Forward-looking statements  are  often identified  by  words  like:  "believe",  "expect",  "estimate",  "anticipate", "intend", "project" and  similar  expressions  or words which, by their nature, refer to future events.

In some cases, you can also identify forward-looking  statements by terminology such as "may", "will", "should", "plans", "predicts", "potential" or "continue" or  the  negative  of  these  terms  or  other  comparable  terminology.  These statements   are  only  predictions  and  involve  known  and  unknown   risks, uncertainties  and  other  factors that may cause our actual results, levels of activity, performance or achievements  to  be  materially  different  from  any future  results,  levels  of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the  expectations  reflected  in  the  forward-looking statements  are  reasonable,  we  cannot  guarantee  future results, levels  of activity or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

RESULTS OF OPERATIONS

COMPARISON OF THE YEARS ENDED MAY 31, 2004 AND MAY 31, 2003.

In November 2002 we  launched our wholesale division, European Sources Direct (ESD). Since then, we have established  wholesale  sales  representation in key U.S.  and  Canadian regional giftware and home décor wholesale  centers.  We have secured  certain exclusive corporate and wholesale distribution rights for products within the USA, Canada and Mexico. The Company has invested in product inventory to fulfill sales, to stock showrooms established in key market centers in the USA and Canada, and provide a minimum level of safety stock. On May 31, 2004 we had inventory on hand of $293,714.

For the year ended May 31, 2004, we had revenues of $1,080,907 versus $205,881 for the same period ending last year.  This increase in revenues is primarily due to the strong performance of Elgrande's inaugural product-line, The Love Plates, in the giftware and home decor market.

Gross Profit for the year ending May 31, 2004 was $367,397 versus $59,672 as at May 31, 2003. The current positive gross profit of 34 percent is due to the wholesale activity.

CHANGES IN FINANCIAL CONDITION

A summary of expenses for the year ended May 31, 2004 compared to the same period in 2003 is as follows:

                                              2004             2003

                                             ------           ------

     Consulting                              149,891          438,681

     Marketing and public relations          384,012           38,757

     Administration, legal and other       1,068,503          591,937

     Depreciation and amortization            99,241          141,447

                                           ---------        ---------

                                           1,701,647        1,210,822

                                           =========        =========

There were some changes in the Company's financial condition. Significant changes that warrant discussion include:

Consulting Fees

Consulting fees for the year ended May 31, 2004 were lower by $288,790 versus the year ended 2003 due to the reduction in consulting contracts.

Marketing and Public Relations

We incurred Marketing and Public Relations expenses of $384,012 in the year ended May 31, 2004 versus $38,757 in the year ended May 31, 2003. The increase of $345,255 is due to a variety of reasons.  Our costs to design, produce and distribute information sheets and bi-annual catalogs to sales and marketing agencies across North America were substantially higher.  We also released and incurred the cost of numerous news releases throughout the year. In addition, at the start of the fiscal year, we participated in an investor relations program and contracted a firm in Florida for such purposes.

Administration, Legal and Other

This item increased by a net amount of $476,566 compared to the year ended May 31, 2003.  This substantial increase directly relates our continuing need to build the human infrastructure and technical platform to support our sales program and wholesale activities. A breakdown of the expenses within this category is as follows:

We incurred less legal and professional fees in the year ended May 31, 2004 as compared with the year ended May 31, 2003.  In the prior year, we had incurred approximately $130,000 in one-time professional fees in the incorporation and set up of our German subsidiary, Elgrande Europa AG.

There was a significant increase in salary expense of $293,639.   This is a direct result of the expansion of our wholesale activities.  Staffing needs increased in the Sales and Administration departments as well as in warehouse handling.  We believe the infrastructure is in place to support forecasted sales.

The increase in Office and Administration expenses for the year ended May 31, 2004 of $236,140 is directly related to the increase in wholesale business activity.  Several non-recurring expenses were   incurred during the year, such as the manufacturing of large specialized crates for the efficient shipment of products and displays to trade shows.  Also included in the amount are significant costs to ship product required to support sales representatives and to set up inventory at 10 show rooms, as well as the related shipping and brokerage charges.  During the year, warehouse equipment and pallet racks were purchased to maximize storage and increase efficiency in our warehousing facilities. This was a one-time expense. In addition, we purchased office furniture and computers for our expanded staff.

Travel and entertainment expenses in the year just ended were 125% greater than in the year ended May 31, 2003.  Increased expenses resulted from:

- attendance at trade shows during the two buying seasons to promote of our products in the North American market;

- travel to provide sales training seminars to our sales agencies in North America;

- attendance at European trade shows to secure new product lines;

- visits to our principal supplier and prospective suppliers’ factory locations in Europe.

Depreciation and Amortization

The expense was lower in the year ending May 31, 2004 by $42,206 as compared with the same period last year as our fixed assets were fully amortized during the year ended May 31, 2004.

LIQUIDITY AND CAPITAL RESOURCES

TRENDS LIKELY TO HAVE A MATERIAL IMPACT ON SHORT & LONG TERM LIQUIDITY THE SUCCESS OF THE WHOLESALE LINE

In the previous fiscal year, we established relationships with a network of 12 wholesale marketing agencies and representatives covering the North American market.  In this fiscal year to date, we have a total to 11 marketing agencies in the US and 5 marketing agencies in Canada.  We have negotiated exclusive distribution rights with our supplier who provides the key products in our product line.  Having  established North American sales representation, along with the strength of our  existing  product  line,  Management  believes  that revenues  will continue to grow to reach its full potential. This will position us to be cash flow positive, self-sustaining and ultimately, profitable.

LIQUIDITY

Uncertainties and/or fluctuations in the marketplace have an impact on liquidity that cannot be quantified at this time.

INTERNAL AND EXTERNAL SOURCES OF CAPITAL

We have limited assets to sell in order to create short or long term liquidity. Therefore we are dependant on a combination of external sources for funding and the developing trend to positive net cash flow to maintain liquidity.

We anticipate the need to develop sufficient inventory to meet sales demand. Short term, we will have to rely on external sources for funding to support immediate inventory requirements. Long-term, inventory build-up is planned to coincide with our ability to generate positive cash flow. Until such time as we have positive cash flow on a monthly basis, the dependence on external capital will remain.

There are no guarantees that we will be able to raise external capital in sufficient amounts or on terms acceptable to us. Our ability to demonstrate a consistent trend of positive cash flow and profitable quarters may have a beneficial effect on liquidity.

TRENDS, EVENTS  OR  UNCERTAINTIES THAT HAVE HAD OR THAT ARE REASONABLY EXPECTED TO HAVE A MATERIAL IMPACT ON  NET SALES OR REVENUES  OR INCOME FROM  CONTINUING OPERATIONS

PLAN OF OPERATION

We specialize in designing, sourcing, importing, marketing and distributing products for the North American giftware, and home décor sectors. Our wholesale distribution division European Sources Direct (ESD) sources product from small and mid-sized European based “export ready” manufacturers and sells to over 700 customers with over 1,100 retail locations that include independent retailers and national key accounts, which include Fred Segal, Neiman Marcus, Marshall Fields, Saks and Spiegel. Sales are achieved through a network of 12 sales agencies, 10 show rooms and 120 professional sales representatives.

Revenue has substantially increased over prior quarters.  As revenue grows, so does the potential for trends, events and uncertainties to influence future cash flow and revenue.

Our wholesale activity is centered on procuring, importing, marketing and selling international products within the North American wholesale market.  The current principal country of supply is Germany, with which we have negotiated exclusivity of product supply and currency accomodation.  This will secure us a level of uniqueness of products in the marketplace and a reduction of exposure to foreign currency fluctuations between the Euro and US dollars.  In the last year, we have also introduced a line of glassware from the Czech Republic and ceramics from Portugal.

Until such time we are able to further diversify our source of supply and range of product, interruptions in supply from manufacturers may have a negative impact on operations, as would any major reduction in consumer demand.

Our product lines are subject to two buying seasons.  A Spring/Summer season, which has buying  in the period late January through late April of each year, and a Fall/Winter season which has buying in the period late June through late October.  There are order  lulls  in  the  periods  between the two buying seasons,  specifically  November  through  December and May through  June.  The seasonality of the industry therefore has a material effect on the financial condition or results of operations.

We generated negative cash flow from operating activities for the period from inception (April 8, 1998) through May 31, 2004. We realized negative cash flow of $766,609 from operating activities for the twelve months ending May 31, 2004 compared to negative cash flow of $742,297 from operating activities for the year ended May 31, 2003.

INVESTING ACTIVITIES

Investing activities for the period from inception through May 31, 2004 consisted primarily of the purchase of inventory, property and equipment and soft costs associated with the development of our wholesale activities.

FINANCING ACTIVITIES

Since inception, we financed operations through proceeds from the issuance of equity and debt securities and loans from shareholders and others.  To date, we raised approximately $7 million from the sale of common stock and have borrowed approximately $2 million from investors and shareholders.  As at May 31, 2004, approximately $250,000 remain as debt.  Funds from these sources have been used as working capital to fund the on-going development of our wholesale division.

During the quarter ending August 31, 2003, we underwent capital restructuring.  Since then we have been engaged in a turnaround process that entailed shifting the business focus to importing and wholesale distribution in the giftware and home decor sector. This transition has been extremely successful as evidenced by our increasing sales revenues and expenses. Our Board and management have been focused on carefully examining ways and means of continuing to move ahead. This process included speaking with key suppliers, large customers and potential funding sources.

By August 2003, it had become clear that capital restructuring  was  a necessary  step  to  allow  the  expansion  of  its product base, to sign large customers, to improve its due diligence profile with  key account customers and suppliers, and to conclude negotiations for the funding  necessary  to  support and grow the business. Upon reviewing these facts and on the advice of counsel, the Board decided that it was in our long-term best interest and the best interests of our shareholders to effectuate a change in our capital structure, and thereby provide us with a more stable base to build upon. In August 2003 we effected a 10 for 1 reverse split of our common stock.

On October 3, 2004, we entered into a merger agreement with Biscayne Bay Trading Corporation (‘Biscayne Bay”), a Florida corporation.  Biscayne Bay was created to market and sell leading home décor and office furnishing products throughout the southeast United States.  The merger became effective October 30, 2004 after which Biscayne Bay ceased to exist.

We issued 35,000 shares of our common stock in exchange for the outstanding shares of Biscayne Bay which equated the aggregate fair market value of approximately $8,000 of Biscayne Bay at the time of merger.  As part of the merger agreement with Biscayne Bay the rights and obligations of Biscayne Bay under a debenture agreement were assigned to us, so that we would receive any subsequent funding under the debenture agreement.  Under the agreement, we have received $697,000 in convertible debentures to date.

Our financing activities for the year ended May 31, 2004 provided a net total of $941,755.  Cash at the end of the period was $96,874. As of August 18, 2004, we had cash of $63,114.

The timing and amount of future capital requirements will depend on the demand for the Company's products and services, and the availability of expansion opportunities through added products, geographical presence, strategic affiliations and other business relationships.

ITEM  7.     FINANCIAL  STATEMENTS

Financial statements of the Company meeting the requirements of Regulation S-B are filed on the succeeding pages.

ELGRANDE.COM INC.

Consolidated Financial Statements

May 31, 2004

WILLIAMS & WEBSTER PS

Certified Public Accountants

Bank of America Financial Center

W 601 Riverside, Suite 1940

Spokane, WA 99201

(509) 838-5111

ELGRANDE.COM INC.

TABLE OF CONTENTS

INDEPENDENT AUDITOR'S REPORT

1

FINANCIAL STATEMENTS

Consolidated Balance Sheets

2

Consolidated Statements of Operations and Comprehensive Income (Loss)

3

Consolidated Statement of Stockholders’ Equity (Deficit)

4

Consolidated Statements of Cash Flows

5

NOTES TO FINANCIAL STATEMENTS

6

To the Board of Directors and Stockholders

Elgrande.com

Vancouver, BC

CANADA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Elgrande.com as of May 31, 2004 and 2003 and the related statements of operations, stockholders’ equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elgrande.com as of May 31, 2004 and 2003 and the results of its operations, stockholders equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company has accumulated substantial losses and substantial debt.  Realization of a major portion of the assets is dependent upon the Company’s ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding those matters are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Williams & Webster, P.S.

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

July 19, 2004

ELGRANDE.COM INC.
CONSOLIDATED BALANCE SHEETS

	May 31,	May 31,
A S S E T S	2004	2003
CURRENT ASSETS
Cash	$96,874	$20,602
Accounts receivable	198,195	93,918
Prepaid inventory	7,845	62,089
Inventory	293,714	63,037
Employee expense advances	2,365	5,055
GST tax refundable	33,992	11,390
TOTAL CURRENT ASSETS	632,985	256,091

PROPERTY AND EQUIPMENT, NET	22,769	94,817

OTHER ASSETS
Software, net	48,457	-
Deposits	31,421	11,448
TOTAL OTHER ASSETS	79,878	11,448

TOTAL ASSETS	$735,632	$362,356

L I A B I L I T I E S & S T O C K H O L D E R S ' E Q U I T Y ( D E F I C I T )
CURRENT LIABILITIES
Accounts payable	$222,010	$480,386
Accrued liabilities	791,473	316,966
Accrued interest	37,277	9,284
Debentures	55,727	128,096
Loans payable	18,359	896,406
Debentures and loans payable, related parties	178,262	261,202
TOTAL CURRENT LIABILITIES	1,303,108	2,092,340

COMMITMENTS AND CONTINGENCIES	170,992	10,000

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, 200,000,000 shares authorized,
$.001 par value; 13,657,836 and 3,540,283 shares
issued and outstanding, respectively	13,656	3,540
Stock options and warrants	172,705	708,244
Additional paid-in capital	8,661,814	5,899,845
Accumulated deficit	(9,577,395)	(8,345,618)
Accumulated other comprehensive income (loss)	(9,248)	(5,995)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(738,468)	(1,739,984)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$735,632	$362,356

The accompanying notes are an integral part of these financial statements.

ELGRANDE.COM INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended May 31,
	2004	2003

R E V E N U E S	$1,080,907	$205,881

COST OF REVENUES	713,510	146,209

GROSS PROFIT	367,397	59,672

E X P E N S E S
Consulting fees	149,891	438,681
Legal and professional fees	87,944	211,833
Salaries	492,684	199,045
Depreciation and amortization	99,241	141,447
Office and administration	328,592	92,452
Travel and entertainment	89,475	39,707
Advertising and marketing	384,012	38,757
Rent	69,808	31,315
Bad debts	-	17,585
TOTAL OPERATING EXPENSES	1,701,647	1,210,822

LOSS FROM OPERATIONS	(1,334,250)	(1,151,150)

OTHER INCOME (EXPENSE)
Debt forgiveness	236,770	-
Interest income	77	231
Interest expense	(134,374)	(24,792)
TOTAL OTHER INCOME (EXPENSE)	102,473	(24,561)

NET LOSS	(1,231,777)	(1,175,711)

OTHER COMPREHENSIVE LOSS
Foreign currency translation gain (loss)	(3,253)	(3,275)

COMPREHENSIVE LOSS	$(1,235,030)	$(1,178,986)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.12)	$(0.34)

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES OUTSTANDING,
BASIC AND DILUTED	10,500,640	3,421,880

The accompanying notes are an integral part of these financial statements.

ELGRANDE.COM INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
						Accumulated	Total
	Common Stock					Other	Stockholders'
	Number		Additional	Stock Options	Accumulated	Comprehensive	Equity
	of Shares	Amount	Paid-in Capital	and Warrants	Deficit	Income (Loss)	(Deficit)
Balance, May 31, 2002	2,958,026	$2,958	$5,644,442	$708,244	$(7,169,907)	$(2,720)	$(816,983)
Stock issued for consulting services
at $0.04 per share	225,316	225	113,488	-	-	-	113,713

Stock issued for services at $0.03 per share	6,941	7	2,265	-	-	-	2,272

Stock issued for services at $0.04 per share	350,000	350	139,650	-	-	-	140,000

Net loss for the year ended May 31, 2003	-	-	-	-	(1,175,711)	-	(1,175,711)

Foreign currency translation gain (loss)	-	-	-	-	-	(3,275)	(3,275)
Balance, May 31, 2003	3,540,283	3,540	5,899,845	708,244	(8,345,618)	(5,995)	(1,739,984)
Stock issued for debt and interest at an average of
$0.31 per share	4,354,181	4,354	1,366,991	-	-	-	1,371,345
Stock issued for accrued expenses at an average of
$0.16 per share	1,480,489	1,480	239,280	-	-	-	240,760
Stock issued for conversion of debentures at an average
of $.14 per share	308,333	308	42,192	-	-	-	42,500
Stock issued for services at an average of $0.31 per share	122,184	122	37,210	-	-	-	37,332
Stock rescinded	(35,000)	(35)	35	-	-	-	-
Stock issued for cash at $0.20 per share less
$233,386 for issuance costs	3,887,325	3,887	540,722	-	-	-	544,609
Warrants expired	-	-	307,367	(307,367)	-	-	-
Options expired	-	-	228,172	(228,172)	-	-	-
Miscellaneous stock adjustment for reverse split	41	-	-	-	-	-
Net loss for the year ended May 31, 2004	-	-	-	-	(1,231,777)	-	(1,231,777)
Foreign currency translation gain (loss)	-	-	-	-	-	(3,253)	(3,253)
Balance, May 31, 2004	13,657,836	$13,656	$8,661,814	$172,705	$(9,577,395)	$(9,248)	$(738,468)

The accompanying notes are an integral part of these financial statements.

ELGRANDE.COM
CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended May 31,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,231,777)	$(1,175,711)
Adjustments to reconcile net loss
to net cash used by operating activities:
Services paid by issuance of common stock and options	37,332	255,986
Allowance for bad debts	-	17,585
Depreciation and amortization	99,241	141,447
Forgiveness of debt	(236,770)	-
Decrease (increase) in:
Accounts receivable	(104,277)	(111,503)
Prepaid expenses	5,987	-
Prepaid inventory	54,244	(62,089)
Inventory	(258,376)	(63,037)
Other assets	(19,912)	(3,532)
Accrued liabilities	715,265	166,558
Accounts payable	32,183	70,417
Commitments and contingencies	107,203	-
Increase (decrease) in:
Employee advance receivable	5,055	12,530
Accrued interest	27,993	9,052
Net cash used in operating activities	(766,609)	(742,297)
CASH FLOWS FROM INVESTING ACTIVITIES:
Deposits	(19,973)	-
Software acquisition	(48,457)	-
Purchase of property and equipment	(27,193)	(191)
Net cash used in investing activities	(95,623)	(191)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans	556,394	875,093
Repayment of loans	(159,247)	(114,745)
Issuance of common stock for cash	544,609	-
Net cash provided by financing activities	941,756	760,348
Net increase (decrease) in cash	79,524	17,860
Foreign currency translation gain (loss)	(3,252)	(6,686)
Cash, beginning of period	20,602	9,428
Cash, end of period	$96,874	$20,602

The accompanying notes are an integral part of these financial statements.

ELGRANDE.COM
CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended May 31,
	2004	2003

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest and income taxes:
Interest	$6,798	$15,508
Income taxes	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Accrued liabilities paid with stock	$240,760	$-
Debt converted to stock	$1,423,845	$-
Services paid by issuance of stock and options	$37,332	$255,986

The accompanying notes are an integral part of these financial statements.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Elgrande.com Inc., (hereinafter, “the Company”), was incorporated in April 1998 under the laws of the State of Nevada.  Through the year ended May 31, 2001, the Company was primarily involved in developing and marketing internet applications, specifically for books, software, audio and video media, and computer games.   During the year ended May 31, 2003, the Company changed its focus and now is operating the ShopEngine.net website which markets arts and crafts from around the world.  In addition, the Company, doing business as European Sources Direct, has an exclusive distributorship for gift and tableware from a German glass company.  The Company maintains an office in Vancouver, British Columbia, Canada.

Elgrande.com Inc. formed a wholly owned subsidiary, Yaletown Marketing Corp, a British Columbia Corporation, to provide management and administrative services for the Company.  Yaletown Marketing was incorporated February 23, 1999 in Victoria, British Columbia, Canada.

In June 2002, the Company incorporated a German subsidiary, Elgrande Europe AG, to provide an operating presence in Europe.  The utilization of this subsidiary by the Company is still being determined.

The Company’s year-end is May 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Elgrande.com Inc. is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries.  All significant intercompany transactions and balances have been eliminated in consolidation.  References herein to the Company include the Company and its subsidiaries, unless the context otherwise requires.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

As shown in the accompanying financial statements, at May 31, 2004 the Company has an accumulated deficit of $9,577,395, and current liabilities in excess of current assets by $670,120.  These circumstances raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

An estimated $1.2 million in cash is believed necessary to continue the Company’s operations and increase development through the next fiscal year.  The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships.  Management intends to seek new capital from new equity securities issuances to provide funds needed to increase liquidity, fund internal growth, and fully implement its business plan.

Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.

Earnings per Share

The Company has adopted Statement of Financial Accounting Standards Statement  No. 128, “Earnings Per Share”.  Basic loss per share is computed using the weighted average number of common shares outstanding.  Diluted net loss per share is the same as basic net loss per share, as the inclusion of common stock equivalents would be antidilutive.  As of May 31, 2004, the Company had convertible debt of 233,989, which is included in debentures payable and considered to be antidilutive.

Reverse Stock Split

The Company’s board of directors authorized a 1 for 10 reverse stock split of its $0.001 par value common stock.  All references in the accompanying financial statements to the number of common shares outstanding and per share amounts have been restated to reflect the reverse stock split which was effective July 25, 2003.  All fractional shares were rounded up to the next whole share as a result this split.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.  At May 31, 2004 and 2003, the Company did not have cash equivalents.

Reclassification

Certain amounts from prior periods have been reclassified to conform to the current period presentation.  This reclassification has resulted in no changes to the Company’s accumulated deficit or net losses presented.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

Fair Value of Financial Instruments

The carrying amounts for cash, deposits, prepaid expenses, receivables, accounts payable, loans payable, accrued liabilities, and convertible debt approximate their fair value.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses.  Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements.  Accordingly, upon settlement, actual results may differ from estimated amounts.

Compensated Absences

Employees of the Company are entitled to paid vacation, sick, and personal days off, depending on job classification, length of service, and other factors.  The Company accrues vacation expense throughout the year.  Accrued compensated absences as of May 31, 2004 and 2003 were approximately $12,000 and $11,000, respectively.

Foreign Currency Translation Gains/Losses

The Company has adopted Financial Accounting Standard No. 52.  Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date.  Gains or losses are included in income for the year, except gains or losses relating to long-term debt, which are deferred and amortized over the remaining term of the debt.  Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

Accounting for Stock Options and Warrants Granted to Employees and Nonemployees

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, defines a fair value-based method of accounting for stock options and other equity instruments.  The Company has adopted this method, which measures compensation costs based on the estimated fair value of the award and recognizes that cost over the service period.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (hereinafter “SFAS No. 148”).  SFAS No. 148 amends SFAS No. 123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation.  In addition, the statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosure in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.  The provisions of the statement are effective for financial statements for fiscal years ending after December 15, 2002.  As the Company accounts for stock-based compensation using the method prescribed in SFAS No. 123, the adoption of SFAS No. 148 has no impact on the Company’s financial condition or results of operations.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

Revenue and Cost Recognition

Revenues and costs from direct selling of merchandise are recognized at the time of sale of the Company’s products. The Company recognizes revenue for product sales when the products are shipped F.O.B. and title �assed to customers.  Outbound shipping charges are included in net sales collected by the Company.  The Company currently provides no allowance for sales returns based on historical experience.

Cost of sales consists of the purchase price of products sold, inbound and outbound shipping charges and packaging supplies.

In November 2001, the Emerging Issues Task Force reached a consensus on Issue 01-9, “Accounting for Consideration Given by a Vendor to a Customer”.  EITF 01-9 addresses the recognition, measurement and income statement classification for sales incentives offered to customers.  Sales incentives include discounts, coupons, free products and generally any other offers that entitle a customer to receive a reduction in the price of a product.  Under EITF 01-9, the reduction in the selling price of the product resulting from any sales incentives should be classified as a reduction of revenue.  The Company adopted EITF 01-9 in fiscal 2002.  The Company does not offer sales incentives to its customers.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity” (hereinafter “SFAS No. 150”). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company has determined that there was no financial impact from the adoption of this statement.

In April 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 149”). SFAS No. 149 amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”. This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 is not expected to have a material impact on the financial position or results of operations of the Company.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (hereinafter “SFAS No. 146”).  SFAS No. 146 addresses significant issues regarding the recognition, measurement, and reporting of costs associated with exit and disposal activities, including restructuring activities.  SFAS No. 146 also addresses recognition of certain costs related to terminating a contract that is not a capital lease, costs to consolidate facilities or relocate employees, and termination benefits provided to employees that are involuntarily terminated under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract.  SFAS No. 146 was issued in June 2002 and is effective for activities after December 31, 2002.  There has been no impact on the Company’s financial position or results of operations from adopting SFAS No. 146.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”.  These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

At May 31, 2004, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Inventory

Inventories, consisting of products available for sale, are recorded using the first-in first-out identification method and valued at the lower of cost or market value.  Inventory at May 31, 2004 and 2003 consists of tableware for resale with a recorded cost of $293,714 and $63,037, respectively.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

Short term Deposits

The Company’s principal product supplier required prepayment for products ordered.  The amount of $7,845 and $62,089 represents inventory ordered and prepaid but not received at May 31, 2004 and 2003, respectively.  The May 31, 2003 amount was paid by the company’s president and was recorded as a related party liability.

Advertising and Marketing Expenses

Advertising expenses consist primarily of costs incurred in the design, development, and printing of Company literature and marketing materials. It also includes expenses related to trade shows and display racks supplied to customers. The Company expenses all advertising expenditures as incurred.  The Company’s advertising expenses were $384,012 and $38,757, for the years ended May 31, 2004 and 2003, respectively.

Bad Debts

The Company estimates bad debts utilizing the allowance method, based upon past experience and current market conditions.  At May 31, 2004 and 2003, the allowance for doubtful accounts was $-0-, and $17,000, respectively.  For the year ended May 31, 2004 the Company did not record any bad debt expense.  During the year ended May 31, 2003, the Company recorded bad debts in the amount of $17,585.

Comprehensive Income

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (hereinafter “SFAS No. 130”).  SFAS No. 130 established standards for reporting and displaying comprehensive income, its components and accumulated balances.  SFAS No. 130 is effective for periods beginning after December 15, 1997.  The Company adopted this accounting standard.

Property and Equipment

Property and equipment are stated at cost.  Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.  See Note 3.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (hereinafter “SFAS No. 109”).  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

At May 31, 2004, the Company had net deferred tax assets calculated at an expected rate of 34% of approximately $2,650,000 principally arising from net operating loss carryforwards for income tax purposes.  As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at May 31, 2004.  The significant components of the deferred tax asset at May 31, 2004 and May 31, 2003 were as follows:

	May 31, 2004	May 31, 2003
Net operating loss carry forward	$ 7,800,000	$ 6,600,000
Deferred tax asset	$ 2,650,000	$ 2,240,000
Deferred tax asset valuation allowance	$ (2,650,000)	$(2,240,000)
Net deferred tax asset	$ -	$ -

At May 31, 2004, the Company has net operating loss carryforwards of approximately $7,800,000, which expire in the years 2019 through 2022.  The Company recognized approximately $1,370,000 of losses from issuance of restricted common stock and stock options for services in fiscal 2003, 2002 and 2001, which are not deductible for tax purposes and are not included in the above calculation of deferred tax assets.  The change in the allowance account from May 31, 2003 to May 31, 2004 was $410,000.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment are stated at cost.  Depreciation is provided using the straight-line method over the estimated useful lives of the assets.  The useful lives of property and equipment for purposes of computing depreciation are three to seven years. The following is a summary of property, equipment, and accumulated depreciation:

	May 31, 2004	May 31, 2003
Computer hardware	$109,740	$ 97,972
Furniture and fixtures	78,016	62,591
Subtotal	187,756	160,563
Less accumulated depreciation	(164,987)	(142,901)
Property and equipment - net	$ 22,769	$ 17,662

Depreciation expense for the year ended May 31, 2004 and 2003 was $22,086 and $32,318, respectively.  The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired.  The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts.  Maintenance and repairs are expensed as incurred.  Replacements and betterments are capitalized.  The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 4 – INTANGIBLE ASSETS

The Company adopted SOP 98-1 as amplified by EITF 00-2, “Accounting for Web Site Development costs.”  In accordance with the adoption, the Company capitalized $545,645 in web site development costs, which is the contractual cost of data base software purchased from an independent software supplier.  No portion of this software was internally developed and, accordingly, there are no internal costs associated with this software which were charged to research and development.  Consistent with SOP 98-1, the costs of this software—which was purchased solely for internal use and will not be marketed externally—have been capitalized. Capitalized costs are amortized on the straight line basis over five years.  Amortization expense for the years ended May 31, 2004 and 2003 was $77,155 and $109,129, respectively.  At May 31, 2004, this software was fully amortized.

At May 31, 2004, the Company has capitalized an additional $48,457 for the development of an ERP system designed to integrate all departments and functions across the Company into a single computer system database, thereby allowing various departments to share information.  When complete, the Company will amortize this system using the straight line method over three years.

NOTE 5 – COMMON STOCK AND WARRANTS

During the year ended May 31, 2004, the Company issued 4,354,181 shares of common stock in payment of debt and interest of $1,371,345; 1,480,489 shares of common stock for payment of accrued expenses of $240,760; 308,333 shares of common stock for the conversion of debentures of $42,500 and 122,184 shares of common stock for services valued at $37,332.  In addition, the Company rescinded 35,000 share of common stock from a former employee.  The Company issued 3,887,325 shares of common stock for $544,609 cash net of issuance costs of $233,386.   The Company also issued 4,612,675 shares of common stock for the fair market value of $641,240 net of issuance costs of $274,816.

During the year ended May 31, 2004, 2,222,343 warrants valued at $307,367 and 1,119,000 options valued at $228,172 expired.

During the year ended May 31, 2003, the Company issued 225,316 shares of common stock for  consulting services valued at $113,713, and 356,941 shares for services valued at $142,272.  No warrants were issued, exercised or forfeited during the period ending May 31, 2003.

During the years ended May 31, 2004 and 2003, all stock issued for other than cash was valued at the fair market value of the stock at the date of grant.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 6—STOCK OPTIONS

During the year ended May 31, 2003 the Company’s board of directors approved the Elgrande.com Inc. 2003 Stock Option Plan.  This plan allows the Company to distribute up to 5,000,000 shares of common stock at a maximum offering price of $0.05 per share.

During the years ended May 31, 2004 and 2003, the Company did not issue any new stock options.  Additionally, no options were exercised, and 30,000 options that were issued in 2002 vested.

During the year ended May 31, 2002, the Company issued 380,000 stock options for professional services valued at $18,676.  The fair value of the options issued was estimated using the Black Scholes Option Price Calculator assuming risk free interest of 5%, volatility ranging from 160% to 319%, a term of 5 years and an equity price of $0.05.  Of the 380,000 options, 350,000 were fully vested at May 31, 2003.  The remaining 30,000 options are vested at May 31, 2004.

The Company has adopted the Elgrande.com Inc. 1998 Directors and Officers Stock Option Plan and the Elgrande.com Inc. 1999 Stock Option Plan and the 2001 Stock Option Plan.  These plans allow the Company to distribute up to 9,000,000 shares of common stock.  Options issued under the 1999 plan increased to 220,000 shares exercisable at $3.00 per share before June 2000.

Options issued under the 1998 plan amount to 850,000 valued at $50,000 for services.  The total outstanding options issued from these plans is 3,655.000.

The fair value of each of the above options granted was estimated on the grant date using the Black-Scholes Option Price Calculation.  The following assumptions were made to estimate fair value:  the risk-free interest rate is 5%, volatility is 50%, and the expected life of the options is five years.

The following is a summary of stock option activity:

	Number of Shares	Weighted Average Exercise Price
Outstanding at June 1, 2002	3,655,000	$0.61
Outstanding at May 31, 2003	3,655,000	$0.61
Options exercisable at May 31, 2003	3,640,000	$0.61

Outstanding June 1, 2003	3,640,000	$0.61
Expired	(1,119,000)	(0.11)

Options outstanding and exercisable at May 31, 2004	2,521,000	$0.83

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

The Company has four stock option plans entitled the Elgrande.com Inc. 1998 Stock Option Plan, Elgrande.com Inc. 1999 Stock Option Plan, Elgrande.com Inc. 2000 Stock Option Plan, and Elgrande.com Inc. 2003 Stock Option Plan (hereinafter “the Plans”). Their purpose is to advance the business and development of the Company and its shareholders by enabling employees, officers, directors and independent contractors or consultants of the Company the opportunity to acquire a proprietary interest in the Company from the grant of options to such persons under the Plans' terms. The Plans provide that the Company’s board of directors may exercise its discretion in awarding options under the Plan, not to exceed 14,000,000 for the 1998, 1999, 2000 and 2003 Plans.  The Board determines the per share option price for the stock subject to each option.  All options authorized by each plan must be granted within ten years from the effective date of the Plan.

There is no express termination date for the options, although the Board may vote to terminate the Plan.  The exercise price of the options will be determined at the date of grant.  The following is a summary of the Company's stock option plans:

Equity compensation plans not approved by security holders	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
1998, 1999 and 2000 stock option plan	2,521,000	$0.83	224,145
2003 stock option plan	-	-	5,000,000

Total	2,521,000	$0.83	5,224,145

NOTE 7 – RELATED PARTIES

During the year ended May 31, 2004, the Company issued a 12% convertible debenture to one of its officers in the amount of $161,762.  In addition, this same officer loaned the Company $173,103, which is uncollateralized, due on demand and bears no interest.  The Company repaid $81,129 of the $173,103 to its officer in cash during 2004.

During the year ended May 31, 2003, two of the Company’s officers loaned funds to the Company in the amount of $255,093.  These amounts are uncollateralized, due on demand, and bear no interest.

Certain consultants who received common stock under the Company’s non-qualified stock option plan are related to the Company’s directors and stockholders.  Of the 850,000 shares issued to consultants in 1999, 187,500 shares were issued to family members of directors who provided services to the Company.  See Note 6.

During the years ending May 31, 2004 and 2003, the Company paid its officers and directors $20,396 and $96,995, respectively, in consulting fees.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company rents office space in Vancouver, B.C., Canada for $2,925 per month under a lease which is effective from January 1, 2002 to July 30, 2003.  The Company signed a new five-year lease for different warehouse and office space in Vancouver, B.C. beginning August 1, 2003.  The rent for the first two years is approximately $3,500 per month, for the next two years is approximately $3,600 per month, and for the final year is approximately $3,900 per month.

Future minimum lease payments under this operating lease at May 31, 2004 for each of the next five years are:

2005	$39,650
2006	$42,950
2007	$43,611
2008	$46,915
2009	$ 7,930

Commitments

During July 2003, the Company agreed to issue up to $600,000 of common stock to Walther-Glas plus an option to purchase $200,000 of additional common stock shares for inventory of $400,000.  These shares and options have not been issued at May 31, 2004 and are recorded as an accrued liability of $584,658.

The Company leased telephone equipment under a capital lease expiring June 23, 2002.  Depreciation of the asset is included in the Company’s recorded depreciation expense.During the year ended May 31, 2003, the Company exercised its rights under the capital lease to purchase the equipment, by applying its deposit under the lease to the amounts due, thereby eliminating any further liability under the capital lease.

Disputed Accounts

In May 2002, litigation initiated by the Company’s former advertising agent, was settled.  The settlement amount of $40,000 to be paid in a combination of cash and stock was agreed upon.  In accordance with this settlement the Company issued 461,538 shares of its common stock and agreed to make a cash payment of $10,000.  The Company paid this $10,000 commitment during the year ended May 31, 2004.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 9 – CONCENTRATION OF CREDIT RISK

Cash

The Company maintains cash balances at two banks.  Accounts at each institution are insured by the Canadian Depository Insurance up to $60,000 in Canadian funds.  At May 31, 2004 and 2003, no account exceeded this limit.

Economic Dependency

During  fiscal year ended May 31, 2003,  the Company purchased 100% of its product line from one supplier.  During the fiscal year ended May 31, 2004, the Company expanded its product line but each individual product is supplied by its own supplier.

NOTE 10 – NOTES AND DEBENTURES PAYABLE

Short-term Notes

During the year ended May 31, 2001, private investors loaned $68,283 to the Company, of which $20,000 was repaid with stock and $48,283 remains outstanding.  These amounts are included in loans payable on the balance sheet.  During 2003 and 2002, additional amounts of $6,416 and $6,212 were loaned to the Company, respectively.  All of the aforementioned loans payable are unsecured, bear 12% interest, and are due upon demand.  During 2004, the Company issued common stock for $12,628 of debt and unpaid $29,956 in cash of which $14,574 was accrued interest.  An additional $42,500 loan was made to the Company during the year ended 2004.  The loan is unsecured, bears no interest and is due upon demand.

Debentures

Three additional 12% convertible debentures were issued to private investors during the year ended May 31, 2004, in the amount of $42,500.  These debentures have been converted to common stock at May 31, 2004.

During the years ended May 31, 2002 and 2001, the Company issued 12%, subordinated convertible debentures for a total of $172,042, of which $38,640 was to related parties.  The debentures matured on various dates beginning January 1, 2002 through May 2002 and pay simple interest quarterly beginning April 1, 2001.  The debentures are convertible to common stock at a conversion price equal to the average closing bid price for the five trading days immediately prior to the conversion date.  During the year ended May 31, 2002, all debenture holders signed an agreement to extend the terms of their debentures for one year.  During the year ended May 31, 2003, $11,925 has been repaid in cash.  Subsequent to May 31, 2003 the Company negotiated the extension of all the debentures outstanding.  During the year ended May 31, 2004 an additional $161,762 in debentures were issued, $107,806 was paid.  See Note 7.

During the years ended May 31, 2004 and 2003, a private investor loaned the Company $1,529,678.  These loans had an interest rate of 12% per annum and were converted to common stock.  During the year ended May 31, 2004, this debt including interest was convertible to 3,911,504 shares of common stock at an average price of $0.39 per share.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 11—MERGER AGREEMENT

On October 31, 2004, the Company and Biscayne Bay Trading Corporation (“Biscayne Bay”, a Florida corporation, entered into a merger agreement.  Biscayne Bay was created to market and sell leading home décor and office furnishing products throughout the southeast United States.  The merger become effective October 31, 2004 and Biscayne Bay ceased to exist.

The Company issued 35,000 shares of its common stock in exchange for the outstanding shares of Biscayne Bay which equated the aggregate fair market value of approximately $8,000 of Biscayne Bay at the time of merger.

Debenture Agreement

As part of the merger agreement with Biscayne Bay, the rights and obligations of Biscayne Bay  under a debenture agreement inured to the benefit of and became binding upon the Company, so that any subsequent funding under the debenture agreement would be received by the Company.

Biscayne Bay entered into a debenture agreement with three Colorado accredited investors whereby Biscayne Bay committed to sell $1,000,000 in convertible debentures, together with underlying authorized but unissued shares of common stock of Biscayne Bay into which the Biscayne Bay debenture maybe converted to by those accredited investors.  Pursuant to Rule 504(b)(1)(iii) of Regulation D, securities issued under a state law exemption that permit general solicitation and general advertising so long as sales are made only to accredited investors are unrestricted.  Since Section 11-51-308 (1) (p), C.R.S., and Sec. 51-3-13B, Colorado Regulations, promulgated thereunder, permits general solicitation and general advertising of securities so long as sales are made only to "accredited investors”; and since the Biscayne Bay  Convertible debentures were offered and sold exclusively to accredited investors which are residents of Colorado, Biscayne Bay Trading Corporation issued, and the accredited investors purchased, unrestricted securities within the meaning of Rule 504 (b) (a) (iii) and Section 11-51-308 (1) (p), Colorado.  Revised Statutes, and Sec. 51-3-13B, Colorado Regulations.

Subsequent to the merger, the Company deposited 2,000,000 shares of the Company's common stock with an escrow agent as security for its performance under the Biscayne Bay agreement. An additional 6,500,000 shares have been placed in escrow during the year ended May 31, 2004. If all the debentures are converted the Company expects to receive approximately $885,000 in funding, the balance for the original Biscayne Bay agreement.

Under the above agreement the Company has issued $697,000 in convertible debentures.  These debentures bear an 8% interest rate and are discounted 11.5%.  The discount of $80,154 has been recorded as interest expense.  Since the debentures were immediately converted to common stock.

ELGRANDE.COM, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2004

NOTE 12—DEBT FORGIVENESS

During the year ended May 31, 2004, the Company recorded income of $236,770 from the Company’s vendors forgiving old accounts payable.  In accordance with Financial Accounting Standards Board No. 145, this gain is included in other income in the Company’s statement of operations.

ITEM  8.     CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

ITEM 8A. CONTROLS AND PROCEDURES

The Company maintains disclosure controls and procedures designed to ensure that information required to be disclosed in reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the specified time periods. As of the end of the period covered by this report, the Company’s Chief Executive and Principal Financial Officer evaluated, with the participation of Company’s management, the effectiveness of the Company’s disclosure controls and procedures. Based on the evaluation, which disclosed no significant deficiencies or material weaknesses, the Company’s Chief Executive and Principal Financial Officer concluded that the Company’s disclosure controls and procedures are effective. There were no changes in the Company’s internal controls over financial reporting that occurred during the Company’s most recent fiscal year that may have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

                                    PART III

ITEM  9.     DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our executive officers and directors and their ages as of August 19, 2004 are as follows:

NAME                            AGE     POSITION

---------------------------     ---     -------------------------------

Michael  F.  Holloran           57     President, CEO and Director

Murat Erbatur                   54     Director

MICHAEL F. HOLLORAN, PRESIDENT AND CEO

Michael Holloran was elected a director effective August of 2000 and accepted the position of President & CEO of Elgrande on August 4, 2000. He brings to Elgrande a wealth of senior management experience spanning 28 years, including 22 years with the Beak International Group and long-term involvement spearheading strategic corporate expansion into key international markets, primarily within Southeast Asia. He has served as a technical advisor to the Asian Development Bank, the governments of Indonesia, Malaysia and the Philippines. He holds outside Directorships, Advisory Board and committee memberships at several prominent North American institutions. He has a Masters of Chemical Engineering degree from McMaster University, a Bachelor of Science (Honors) degree in Applied Mathematics and Chemistry from the University of Waterloo and a Management Studies diploma from Sheridan College.

MURAT ERBATUR, DIRECTOR

Murat F. Erbatur founded and is President and CEO of MCM Integrated Technologies Ltd and ScanTech Imaging Corp. MCM is one of the leading providers of information technology products and services. ScanTech Imaging Corp. is the market leader in fillable and linkable forms for the mutual fund industry. Mr. Erbatur has spent most of his 32-year professional career in computers and their applications in technical and business environments. His career includes 11 years with Swan Wooster Engineering, three years as Vice President of Engineering Software Development Corp, two years as Director of Marketing with REBIS Industrial Work Group Software and six years with Simons International as Manager, Computer Applications.  Mr. Erbatur received a B.Sc. degree in Civil Engineering from Robert College (Istanbul, Turkey) in 1972 and a Masters degree in Engineering from University of British Columbia in 1973.

Our directors are elected by the stockholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.  There are currently two vacancies on our board of directors.

We do not have an audit committee, although we intend to establish such a committee, with an independent “financial expert” member as defined in the rules of the Securities and Exchange Commission.

We are reviewing a proposed corporate code of conduct, which would provide for internal procedures concerning the reporting and disclosure of corporate matters that are material to our business and to our stockholders.  The corporate code of conduct would include a code of ethics for our officers and employees as to workplace conduct, dealings with customers, compliance with laws, improper payments, conflicts of interest, insider trading, company confidential information, and behavior with honesty and integrity.

There are no family relationships between any of our executive officers and/or directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

We believe that during the fiscal year ended May 31, 2004, Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were satisfied.

                                    Number      Transactions   Known Failures

                                    Of late     Not Timely     To File a

Name and principal position         Reports     Reported       Required Form

______________________________________________________________________________

Michael F. Holloran, President & CEO    4           4                 0

Thomas A. Simons                        4           4                 0

ITEM  10.     EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the annual compensation for services in all capacities to us for the years ended May 31, 2004 and May 31, 2003:

SUMMARY COMPENSATION TABLE

Summary Compensation Table

----------------------------

                    Long-Term Compensation

                         Annual  Compensation                                  Awards           Payouts

---------------------------------------------------------------------  ----------------------  ----------

(a)                    (b)       (c)       (d)       (e)       (f)          (g)          (h)       (i)

Name                                                 Other     Restricted   Securities

and                                                  Annual    Stock        Underlying   LTIP      All

Other

Principal              Year      Salary    Bonus     Comp.     Awards       Options/     Payouts   Comp.

Position                          ($)       ($)       ($)       ($)         SARs(#)        ($)      ($)

------------           ----      ------    -----    -------   ----------    ----------   -------   ------

Michael F. Holloran(1) 2004      $20,396                       $ 58,731

                       2003      $12,495                       $107,505

(1)    Mr. Holloran's annual contract amount of $120,000 is paid in combination of cash and stock.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

No options/SARs were granted in the fiscal year ended May 31, 2004.

We have three Stock Option Plans. The 1998 Directors and Officers Stock Option Plan was adopted on September 23, 1998 and the 1999 Stock Option Plan was adopted on June 11, 1999. The purpose of the Plans is to advance the business and development of the Company and its shareholders by affording to our employees, directors and officers the opportunity to acquire a proprietary interest in the Company by the grant of Options to such persons under the Plan's terms. The 1998 Plan reserved 1,000,000 shares for grant or issuance upon the exercise of options granted under the plan. The 1999 Plan reserved 5,000,000 shares for grant or issuance upon the exercise of options granted under the plan. On January 11, 2002, the Board of Directors adopted the 2001 Stock Option Plan pursuant to which 3,000,000 shares are reserved for issuance to management and consultants.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

No officer or Director exercised any options in the fiscal year ended May 31, 2004.

LONG TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

We have not otherwise awarded any stock options, stock appreciation rights or other form of derivative security or common stock or cash bonuses to our executive officers and directors.

COMPENSATION OF DIRECTORS

The members of our Board of Directors are reimbursed for actual expenses incurred in attending Board meetings.

EMPLOYMENT CONTRACTS

Our current CEO and President, Michael F. Holloran, is party to a consulting contract at a salary of $120,000 per annum.

Item 11.     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 8, 2003, information concerning the beneficial ownership of the our Common Stock by (i) each person who is known by us to own beneficially more than 5% of our Common Stock, (ii) each of our directors and officers, and (iii) all of our directors and executive officers as a group.

Title of   Name and Address                Amount and Nature           % of

Class      of Beneficial Owner             of Beneficial Ownership(1)  Class

---------  ------------------------------  --------------------------  -------

Common      Michael F. Holloran (1)            2,085,117     Direct     15.3%

Stock       c/o 1450 Kootenay St.

            Vancouver, B.C. V5K 4R1

            Thomas A. Simons                   4,335,864     Direct      31.7%

            3685 Cameron Street

            Vancouver, B.C. V6R 1A1

            All officers and directors

            as a Group (1 persons)             2,085,117     shares     15.3%

(1) Mr. Holloran holds presently exercisable options to purchase 500,000 shares, at an exercise price of $0.10 per share, expiring July 2006.

CHANGES IN CONTROL

There are no arrangements that may result in a change in control of the

Registrant.

ITEM  12.     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our By-Laws include a provision regarding related party transactions which requires that each participant to such transaction identify all direct and indirect interests to be derived as a result of the Company's entering into the related transaction. A majority of the disinterested members of the board of directors must approve any related party transaction. We have an employment contract with Michael F. Holloran, our Chairman and CEO, providing for annual compensation of $120,000, and expiring on January 31, 2004.  This contract has been renewed for another year, expiring on January 31, 2005.

TEM  13.     EXHIBITS, LIST AND REPORTS ON FORM 8-K

(A) EXHIBITS

The following Exhibits are filed by attachment to this Annual Report on Form 10-KSB:

EXHIBIT

NUMBER    DESCRIPTION

------    -------------------------------------------------------------

Ex 31  Certification of Michael F. Holloran Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

Ex 32   Certification of Michael F. Holloran Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

In addition to those Exhibits shown above, the Company incorporates the following Exhibits by reference to the filings set forth below:

EXHIBIT

NUMBER       DESCRIPTION                                FILED AS EXHIBIT

-----------  --------------------------------------     ---------------

Ex  3.1      Articles of Incorporation                  3.1 in Form 10-SB dated

                                                        Feb 2, 1999

Ex  3.11      By-Laws                                   3.11 in Form 10-SB dated

                                                        Feb 2, 1999

Ex   4.2      Form of 12% Convertible debenture         4.2 in Form 10-KSB dated

                                                        Aug 21, 2001

Ex   4.3      Form of Stock Purchase Warrant            4.3 in Form 10-KSB dated

                                                        Aug 21, 2001

Ex   4.4      Stock Purchase Agreement, between         4.4 in Form SB-2 dated

              Company and IFG Private Equity LLC        May 17, 2002

Ex   4.5      Committement Warrant to IFG               4.5 in Form SB-2 dated

              Private Equity LLC                        May 17, 2002

Ex   4.6      Registration Rights Agreement, between    4.6 in Form SB-2 dated

              Company and IFG Private Equity LLC        May 17, 2002

Ex   5.1      Form of Opinion of Jackson & Campbell,    5.1 in Form SB-2 dated

              P.C.                                      May 17, 2002

Ex  10.3      M. Page-Consulting Agreement              10.3 in Form 10-SB

                                                        dated Feb 2, 1999

Ex  10.4      C. Parfitt-Consulting Agreement           10.4 in Form 10-SB

                                                        dated Feb 2, 1999

Ex  10.6      Office lease dated Aug 27, 1998           10.6 in Form 10-SB

                                                        dated Apr 21, 1999

Ex  10.7      Office lease dated Dec 22, 1998           10.7 in Form 10-SB

                                                        dated Apr 21, 1999

Ex  10.8      Wolnosc International-Consulting          10.8 in Form 10-SB

              Agreement                                 dated Aug 29, 2000

Ex  10.9      Office lease dated Jan 1, 2000            10.9 in Form 10-SB

                                                        dated Aug 29, 2000

Ex  10.10    Capital Lease Agreement                    10.10 in Form 10-SB

                                                        dated Aug 29, 2000

Ex  10.11    Michael F. Holloran - Consulting           10.11 in Form 10-KSB

             Agreement                                  dated Aug 21, 2001

Ex  10.12    Sublease Agreement of Company's            10.12 in Form 10-QSB

             offices dated August 7, 2002               dated Oct 15, 2001

Ex  10.13    Addendum to the Sublease dated             10.13 in Form 10-QSB

             August 22, 2001                            dated Oct 15, 2001

Ex  10.14    Paul Morford - Consulting                  10.14 in Form 10-QSB

             Agreement                                  dated Oct 15, 2001

Ex  99.1     1998 Directors' & Officers' Stock          99.1 in Form S-8 dated

             Option Plan                                Feb 29, 1999

Ex  99.2     1999 Stock Option Plan                     99.2 in Form S-8 dated

                                                        Feb 29, 1999

Ex  21       List of Subsidiaries                       21 in Form 10-SB  dated

                                                        Aug 29, 2000

B) REPORTS ON FORM 8-K:

No reports on Form 8-K were filed during the last quarter of the Company’s fiscal year ended May 31, 2004.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(1)  Aggregate fees for the last two years: $48,782

(2)  Audit related fees: $30,527

(3)  Tax fees: $0

(4)  All other fees: NA

(5)  Audit committee pre-approval processes, percentages of services approved by audit committee, percentage of hours spent on audit engagement by persons other than principal accountant’s full time employees: NA

                                   SIGNATURES

                                   ----------

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf the undersigned, thereto duly authorized.

Dated:  August 30, 2004

               Elgrande.com, Inc.

               By:  /s/ Michael F. Holloran

                    -----------------------------

                    Michael F. Holloran,

                    President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on August 30, 2004.

     SIGNATURE                              CAPACITY

     ---------                              --------

/s/  Murat Erbatur

------------------------                    Director

     Murat Erbatur

                                  Exhibit Index

Exhibit Number             Description

--------------             -----------

Ex 31  Certification of Michael F. Holloran Pursuant to Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, filed herewith.

Ex 32   Certification of Michael F. Holloran Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, filed herewith.

EXHIBIT 31

CERTIFICATION

I, Michael F. Holloran, certify that:

1.  I have reviewed this annual report on Form 10-KSB of Elgrande.com, Inc.;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material factnecessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) disclosed in this report any change in the registrant’s intternal control over  financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

DATE: August 30, 2004          /s/  Michael F. Holloran

                                 -----------------------------------------

                                 Michael F. Holloran, Chief Executive Officer

                                 and Principal Financial Officer

EXHIBIT 32

                           CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Elgrande.com, Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael F. Holloran, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /s/ Michael F. Holloran

                                                ---------------------

                                                    Michael F. Holloran;

                                                    Chief Executive Officer and

                                                    Principal Financial Officer

August 30, 2004